Exhibit 10.1
FORM OF INDEMNIFICATION AGREEMENT
This Indemnification Agreement (this “Agreement”) is entered into and is effective as of
[________], _______ by and between Space Exploration Technologies Corp., a Texas corporation (the “Company”), and [____________] (the “Indemnitee”).
RECITALS
WHEREAS, the Board of Directors of the Company (the “Board”) has determined that the inability to attract and retain qualified persons as directors and officers is detrimental to the best interests of the Company’s shareholders and that the Company should act to assure such persons that there shall be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company;
WHEREAS, the Company has adopted provisions in its Amended and Restated Bylaws
(as amended and/or restated from time to time, the “Bylaws”) providing for indemnification and advancement of expenses of its directors and officers to the fullest extent permitted by the Texas
Business Organizations Code (as the same exists or may hereafter be amended, the “TBOC”), and the Company wishes to clarify and enhance the rights and obligations of the Company and the Indemnitee with respect to indemnification and advancement of expenses;
WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee to serve and continue to serve as directors and officers of the Company and in any other capacity with respect to the Company as the Company may request, and to otherwise promote the desirable end that such persons shall resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to the Company, with the knowledge that certain costs, judgments, penalties, fines, liabilities, and expenses incurred by them in their defense of such lawsuits and claims are to be borne by the Company and they shall receive appropriate protection against such risks and liabilities, the Board has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its shareholders; and
WHEREAS, the Company desires to have the Indemnitee continue to serve as a director or officer of the Company and in any other capacity with respect to the Company as the
Company may request, as the case may be, free from undue concern for unpredictable, inappropriate, or unreasonable legal risks and personal liabilities by reason of the Indemnitee acting in good faith in the performance of the Indemnitee’s duty to the Company; and the
Indemnitee desires to continue so to serve the Company, provided, and on the express condition, that he or she is furnished with the protections set forth hereinafter.

AGREEMENT
NOW, THEREFORE, in consideration of the Indemnitee’s continued service as a director or officer of the Company, the parties hereto agree as follows:
1.Definitions.  For purposes of this Agreement:
(a)A “Change in Control” will be deemed to have occurred if, with respect to any particular 24-month period, the individuals who, at the beginning of such 24-month period, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such 24-month period whose election or appointment, or nomination for election by the shareholders of the Company, was approved or ratified by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; and provided further, however, that no Change in Control shall be deemed to have occurred if such transaction has been approved by the Founder (as defined in the Certificate of Formation, as the same may be amended and/or restated from time to time (the “Certificate of Formation”)).
(b)“Disinterested Director” means a director of the Company who is
“disinterested” and “independent” under the TBOC.
(c)“Expenses” includes, without limitation, expenses actually and reasonably incurred in connection with the defense or settlement of, or participation in, any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative, or legislative hearing, or any other threatened, pending, or completed proceeding, whether brought by or in the right of the Company or otherwise, including any and all appeals thereof, whether of a civil, criminal, administrative, legislative, investigative, or other nature, including all reasonable and documented attorneys’ fees, court costs, transcript costs, fees of experts, witness fees and expenses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fees and expenses of accountants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds, supersedeas bond, other appeal bond or their equivalents), any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, and any expenses of establishing a right to indemnification or advancement under Sections 4, 5, 6, 7, 8, 10, 12, and
15 hereof.
(d)“Independent Counsel” means a law firm or a partner or member of a law firm, as applicable, that is experienced in matters of Texas corporation law and neither is presently nor in the past three years has been retained to represent (i) the Company or the
Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements) or (ii) any other party to the Proceeding giving rise to a request for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel”
shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the
Indemnitee in an action to determine the Indemnitee’s right to indemnification under this
Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent
Counsel and to fully indemnify such counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.
(e)“Proceeding” means any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative, or legislative hearing,  or any other threatened, pending, or completed proceeding, whether brought by or in the right of the
Company or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature, to which the Indemnitee was or is a party or is threatened to be made a party or is otherwise involved in by reason of the fact that the
Indemnitee is or was a director, officer, employee or agent of the Company or while a director, officer, employee or agent of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, manager, employee, agent, administrator or trustee of another corporation or of a partnership, joint venture, limited liability company, trust, or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by the Indemnitee in any such capacity, whether or not the Indemnitee is serving in such capacity at the time any expense, liability, or loss is incurred for which indemnification or advancement can be provided under this Agreement.
2.Service by the Indemnitee.  The Indemnitee shall serve and/or continue to serve as a director or officer of the Company faithfully and to the best of the Indemnitee’s ability so long as the Indemnitee is duly elected or appointed and until such time as the Indemnitee’s successor is elected and qualified or the Indemnitee is removed as permitted by the Certificate of
Formation, the Bylaws and applicable law or tenders a resignation in writing.
3.Indemnification and Advancement of Expenses.  The Company  shall indemnify and hold harmless the Indemnitee from and against, and shall pay or reimburse to or on behalf of the Indemnitee in advance of the final disposition of any Proceeding, all Expenses actually and reasonably incurred by the Indemnitee in defending any such Proceeding on the terms and conditions set forth in this Agreement. The rights of the Indemnitee to indemnification and advancement of Expenses provided hereunder shall include but shall not be limited to those rights hereinafter set forth in this Agreement, except that no indemnification or advancement of
Expenses shall be paid to the Indemnitee in connection with any Proceeding (or any part of any
Proceeding):
(a)subject to Section 11(b) below, for which payment has actually been made to or on behalf of the Indemnitee under any statute, insurance policy, indemnity provision, vote or otherwise by any third party or entity other than the Company, except with respect to any excess beyond the amount paid;

(b)for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of federal, state or local statutory law or common law, if the Indemnitee is held liable therefor
(including pursuant to any settlement arrangements);
(c)for any reimbursement of the Company by the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act
(including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the
payment to the Company of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act), if the Indemnitee is held liable therefor (including pursuant to any settlement arrangements); or
(d)initiated by the Indemnitee against the Company or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under the
Bylaws and applicable law, (c) otherwise required to be paid by the Company under Section 8,
10 and 12 below or (d) otherwise required by applicable law; and
(e)if finally determined by a court of competent jurisdiction in a final judgment, not subject to appeal, to be unlawful;
provided, however, the right to advancement of Expenses shall apply to any Proceeding referenced in Section 3(b) and (c) above prior to a determination that the person is not entitled to be indemnified by the Company.
4.Mandatory Indemnification.  Except as limited by Section 3 above, the
Indemnitee shall be entitled to the indemnification rights provided in this Section if the
Indemnitee was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding. Pursuant to this Section, the Indemnitee shall be indemnified and held harmless from and against all Expenses, liability, and loss (including judgments, fines,
ERISA excise taxes, penalties, and amounts paid in settlement by or on behalf of the Indemnitee)
actually and reasonably incurred by the Indemnitee in connection with such Proceeding, if it is determined in accordance with the TBOC that the Indemnitee (i) acted in good faith, (ii)
reasonably believed that the Indemnitee’s conduct was in the best interests of the Company in the case of conduct in the Indemnitee’s official capacity and was not opposed to the best interests of the Company in any other case, and, (iii) in the case of a criminal Proceeding, did not have a reasonable cause to believe the Indemnitee’s conduct was unlawful.  The termination of any
Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee failed to meet the foregoing standards.  In addition, on application by the Indemnitee and after notice is provided as required by the court, the court adjudicating the Proceeding may order the Company to indemnify and hold harmless the Indemnitee to the extent the court determines that the
Indemnitee is fairly and reasonably entitled to indemnification in view of all the relevant circumstances; however, such indemnification is limited to reasonable Expenses if the
Indemnitee is found liable (i) to the Company or (ii) because the Indemnitee improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the
Indemnitee’s official capacity.  For purposes of this Section 4, the Indemnitee is considered to have been found liable in relation to a claim, issue, or matter only if the liability is established by an order, including a judgment or decree of a court, and all appeals of the order are exhausted or foreclosed by law.
5.Indemnification for Expenses of Successful Party.  Notwithstanding any
limitations of any other provision of this Agreement, including Section 3, to the extent that the
Indemnitee has been successful, on the merits or otherwise, in whole or in part, in the defense of any Proceeding, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that the Indemnitee is otherwise entitled to be indemnified and held harmless from and against Expenses, the Indemnitee shall be indemnified and held harmless from and against all Expenses actually and reasonably incurred by the
Indemnitee in connection therewith. Indemnification under this Section 5 shall not be subject to satisfaction of any standard of conduct, and the Company may not assert the failure to satisfy a standard of conduct as a basis to deny indemnification or recover Expenses advanced, including in a suit brought pursuant to Section 10 hereof.
6.Partial Indemnification.  If the Indemnitee is entitled under any provision of this
Agreement to indemnification by the Company for some or a portion of the Expenses, liability, and loss (including judgments, fines, ERISA excise taxes, penalties, and amounts paid in settlement by or on behalf of the Indemnitee) actually and reasonably incurred in connection with any Proceeding, or in connection with any judicial proceeding or arbitration pursuant to
Section 10 to enforce rights under this Agreement, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify and hold harmless the Indemnitee from and against the portion of such Expense, liability, and loss actually and reasonably incurred to which the Indemnitee is entitled.
7.Indemnification for Expenses as a Witness.  Notwithstanding any other provision of this Agreement, the Indemnitee shall be entitled to indemnification and to be held harmless from and against all Expenses actually and reasonably incurred by the Indemnitee or on the
Indemnitee’s behalf if the Indemnitee appears as a witness or otherwise incurs legal expenses as a result of or related to the Indemnitee’s official capacity in any Proceeding to which the
Indemnitee neither is, nor is threatened to be made, a party.
8.Determination of Entitlement to Indemnification.  To receive indemnification under this Agreement, the Indemnitee shall submit a written request to the Secretary of the
Company.  Such request shall include documentation or information that is necessary for such determination and is reasonably available to the Indemnitee, but in no case shall Indemnitee be required to convey any information that would cause Indemnitee to waive any privilege accorded by applicable law.  Upon receipt by the Secretary of the Company of a written request by the
Indemnitee for indemnification, the entitlement of the Indemnitee to indemnification, to the extent not required pursuant to the terms of Section 5 or Section 7 of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination (as selected by the Board, except with respect to Section 8(d) and Section 8(f)
below):  (a) the Board by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; (b) a committee of Disinterested Directors designated by a majority vote of all Disinterested Directors, whether or not such majority constitutes a quorum; (c) Independent
Counsel, selected by the Board or a committee of the Board by a vote in accordance with Section
8(a) or 8(b), in a written opinion to the Board, a copy of which shall be delivered to the
Indemnitee; (d) if there are no Disinterested Directors, Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee; (e) the shareholders of the
Company in a vote that excludes the shares of the Company held by each director that is not a
Disinterested Director; or (f) in the event that a Change in Control has occurred, by Independent
Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee.
For purposes of Section 8(d), such Independent Counsel shall be selected by the Board and approved by the Indemnitee.  For purposes of Section 8(f), such Independent Counsel shall be selected by the Indemnitee.  Upon failure of the Board so to select such Independent Counsel or upon failure of the Indemnitee so to approve or so to select, in the event a Change in Control has occurred, such Independent Counsel shall be selected upon application to a court of competent jurisdiction.  The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Company not later than 90 calendar days after receipt by the Secretary of the Company of a written request for indemnification.  If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues, or matters at issue at the time of the determination.  The Indemnitee shall cooperate with the determination with respect to Indemnitee’s entitlement to indemnification, including providing, upon reasonable advance request, any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary for such determination. Any costs or expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by the Indemnitee in so cooperating shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom.
9.Presumptions and Effect of Certain Proceedings.  The Secretary of the Company
shall, promptly upon receipt of the Indemnitee’s written request for indemnification, advise in writing the Board or such other person or persons empowered to make the determination as provided in Section 8 that the Indemnitee has made such request for indemnification.  Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification and to be held harmless hereunder and the Company shall have the burden of proof in making any determination contrary to such presumption.  If the person or persons so empowered to make such determination shall have failed to make the requested determination with respect to indemnification within 60 calendar days after receipt by the Secretary of the
Company of such request, then a requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification and to be held harmless, absent actual fraud in the request for indemnification.
10.Remedies of the Indemnitee in Cases of Determination Not to Indemnify or to
Advance Expenses; Right to Bring Suit.  In the event that a determination is made that the
Indemnitee is not entitled to indemnification hereunder or if payment is not timely made following a determination of entitlement to indemnification pursuant to Sections 8 and 9, or if an advancement of Expenses is not timely made pursuant to Section 15, the Indemnitee may at any time thereafter bring suit against the Company seeking an adjudication of entitlement to such indemnification or advancement of Expenses.  Alternatively, the Indemnitee at the Indemnitee’s
option may seek an award in an arbitration to be conducted by a single arbitrator in the State of
Texas pursuant to the Commercial Arbitration Rules of the American Arbitration Association,
such award to be made within 60 calendar days following the filing of the demand for arbitration.
The Company shall not oppose the Indemnitee’s right to seek any such adjudication or award in arbitration.  In any suit or arbitration brought by the Indemnitee to enforce a right to indemnification and to be held harmless hereunder (but not in a suit or arbitration brought by the
Indemnitee to enforce a right to an advancement of Expenses), it shall be a defense that the
Indemnitee has not met any applicable standard of conduct for indemnification and to be held harmless set forth in this Agreement (including the standards described in Section 4) or the
TBOC, subject to the presumption and the burden of proof specified in Section 9 and this Section
10. In any suit or arbitration brought by an Indemnitee who is not a director of the Company to enforce a right to an advancement of Expenses, it shall be a defense that the advancement of
Expenses was properly denied pursuant to the terms of Section 15 hereof.  Further, in any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such Expenses upon a final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that the Indemnitee has not met the standard of conduct described above.  Neither the failure of the
Company (including the Disinterested Directors, a committee of Disinterested Directors,
Independent Counsel, or its shareholders) to have made a determination prior to the commencement of such suit or arbitration that indemnification, and holding harmless, of the
Indemnitee is proper in the circumstances because the Indemnitee has met the standard of conduct described above, nor an actual determination by the Company (including the
Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its
shareholders) that the Indemnitee has not met the standard of conduct described above shall create a presumption that the Indemnitee has not met the standard of conduct described above, or, in the case of such a suit brought by the Indemnitee, be a defense to such suit.  In any suit brought by the Indemnitee to enforce a right to indemnification and to be held harmless or to an advancement of Expenses hereunder, or brought by the Company to recover an advancement of
Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of Expenses, under this Section 10 or otherwise shall be on the Company.  Absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification and to be held harmless, if a determination is made or deemed to have been made pursuant to the terms of Section 8 or 9 that the Indemnitee is entitled to indemnification and to be held harmless, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding, and enforceable.  The Company further agrees to stipulate in any court or before any arbitrator pursuant to this Section 10 that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary.  If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification and to be held harmless or advancement of Expenses hereunder, the Company shall indemnify and hold harmless
Indemnitee from and against all Expenses actually and reasonably incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings), and in any suit brought by the Company to recover an advancement of
Expenses pursuant to the terms of an undertaking, the Company shall indemnify and hold harmless the Indemnitee from and against all Expenses actually and reasonably incurred by the
Indemnitee in connection with such suit to the extent the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of such suit.
11.Non-Exclusivity of Rights.
(a)The rights to indemnification and to be held harmless and to the advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other right that the Indemnitee may now or hereafter acquire under any applicable law, agreement, vote of shareholders or Disinterested Directors, provisions of a charter or bylaws
(including the Certificate of Formation or Bylaws of the Company), or otherwise.
(b)The Company hereby acknowledges that Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more direct or indirect equityholders that have invested in the Company and/or certain affiliates of such equityholders (collectively, the “Equityholders”). The Company hereby agrees that, in connection with any Proceeding, it: (i) is the indemnitor of first resort (i.e., its obligations to
Indemnitee are primary and any obligation of the applicable Equityholder to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Indemnitee are secondary); (ii) shall be required to advance the full amount of Expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement and the certificate of formation or bylaws of the Company (or any other agreement between the
Company and Indemnitee), without regard to any rights Indemnitee may have against the applicable Equityholder; and (iii) irrevocably waives, relinquishes and releases the applicable
Equityholder from any and all claims against the applicable Equityholder for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the applicable Equityholder on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company hereunder shall affect the foregoing and that the applicable Equityholder shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company.

12.Expenses for Disputes Relating to Agreement.  In the event that the Indemnitee is subject to or intervenes in any action, suit, or proceeding (i) in which the validity or enforceability of this Agreement is at issue or (ii) to recover damages for breach of this
Agreement, the Indemnitee, if the Indemnitee prevails in whole or in part in such action, suit, or proceeding, shall be entitled to recover from the Company and shall be indemnified and held harmless by the Company from and against any Expenses actually and reasonably incurred by the Indemnitee in connection therewith.
13.Continuation of Indemnity.  All agreements and obligations of the Company contained herein shall continue during the period the Indemnitee is a director, officer, employee, or agent of the Company or while a director, officer, employee, or agent is serving at the request of the Company as a director, officer, partner, venturer, manager, employee, agent, administrator, or trustee of another corporation or of a partnership, joint venture, limited liability company, trust, or other enterprise, including service with respect to an employee benefit plan, and shall continue thereafter with respect to any possible claims based on the fact that the Indemnitee was a director, officer, employee, or agent of the Company or, while a director, officer, employee, or agent of the Company, was serving at the request of the Company as a director, officer, partner, venturer, manager, employee, agent, administrator, or trustee of another corporation or of a partnership, joint venture, limited liability company, trust, or other enterprise, including service with respect to an employee benefit plan.  This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the Indemnitee’s heirs, executors, and administrators.
14.Notification and Defense of Proceeding.  Promptly after receipt by the Indemnitee of any summons, citation, subpoena, complaint, indictment, information or other document relating to notice of any Proceeding or matter which may be subject to indemnification or advancement as provided hereunder, the Indemnitee shall, if a request for indemnification and to be held harmless or an advancement of Expenses in respect thereof is to be made against the
Company under this Agreement, notify the Company in writing of the receipt thereof and include complete copies of any documents or materials received in connection therewith; but the omission so to notify the Company shall not relieve it from any liability that it may have to the
Indemnitee.  Notwithstanding any other provision of this Agreement, the Certificate of
Formation or the Bylaws, with respect to any such Proceeding of which the Indemnitee notifies the Company:
(a)The Company shall be entitled to participate therein at its own expense;
(b)Except as otherwise provided in this Section 14(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnitee.  After notice from the Company to the Indemnitee of its election so to assume the defense thereof, the
Company shall not be liable to the Indemnitee under this Agreement for any expenses of counsel subsequently incurred by the Indemnitee in connection with the defense thereof except as otherwise provided below.  The Indemnitee shall have the right to employ the Indemnitee’s own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company,
(ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding, (iii)
after a Change in Control, the employment of counsel by Indemnitee that has been approved by
Independent Counsel, or (iv) the Company shall not within 60 calendar days after receipt of notice from the Indemnitee in fact have employed counsel to assume the defense of the
Proceeding, in each of which cases the Indemnitee shall be entitled to advancement of all fees and expenses of the Indemnitee’s counsel in accordance with Section 15 hereof and to indemnification and to be held harmless from and against such fees and expenses in accordance with the applicable provisions of this Agreement.  The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the
Indemnitee shall have made the conclusion provided for in (ii) above; and
(c)Notwithstanding any other provision of this Agreement, the Company shall not be liable under this Agreement to indemnify the Indemnitee for, or to hold harmless the
Indemnitee from and against, any amounts paid in settlement of any Proceeding effected without the Company’s written consent, or for any judicial or other award, if the Company was not given an opportunity, in accordance with this Section 14, to participate in the defense of such
Proceeding; provided, however, that if a Change in Control has occurred, the Company shall be liable for indemnification of Indemnitee for, and to hold the Indemnitee harmless from and against, any amounts paid in settlement if the Independent Counsel has approved the settlement.
The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to the Indemnitee, or that would directly or indirectly constitute or impose any admission or acknowledgment of fault or culpability with respect to the Indemnitee, without the Indemnitee’s written consent. The Company shall promptly notify Indemnitee once the Company has received an offer or intends to make an offer to settle any such Proceeding and the Company shall provide Indemnitee as much time as reasonably practicable to consider such offer; provided, however, Indemnitee shall have no less than three (3) business days to consider the offer.  Neither the Company nor the Indemnitee shall unreasonably withhold any consent required under this Section 14(c).
15.Advancement of Expenses.  All Expenses actually and reasonably incurred by the
Indemnitee in defending any Proceeding described in Section 4 hereof shall be paid by the
Company in advance of the final disposition of such Proceeding without making the determination required under Section 4 at the request of the Indemnitee in accordance with, and subject to the conditions contained in, this Section 15. To receive an advancement of Expenses under this Agreement, the Indemnitee shall submit a written request to the Secretary of the
Company together with (i) documentation reasonably evidencing such Expenses, (ii) a written undertaking by or on behalf of the Indemnitee to repay all amounts so advanced if it shall ultimately be determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that the Indemnitee is not entitled to be indemnified for such Expenses by the Company as provided by this Agreement or otherwise, and (iii) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the Indemnitee has met the standards of conduct necessary for indemnification under this Agreement.  Each such advancement of Expenses shall be made within 20 calendar days after the receipt by the
Secretary of the Company of such written request.  The written undertaking by or on behalf of the Indemnitee to repay any such amounts must be an unlimited general obligation of the
Indemnitee but is not required to be secured and shall not be subject to accrual or payment of any interest thereon.  The Indemnitee’s entitlement to advancement of Expenses under this
Agreement shall include those actually and reasonably incurred in connection with any action, suit, or proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to
Section 10 of this Agreement (including the enforcement of this provision) to the extent the court or arbitrator shall finally determine that the Indemnitee is entitled to an advancement of
Expenses hereunder.
16.Severability.  If any provision of this Agreement shall be held to be invalid, illegal, or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law (a) the validity, legality, and enforceability of such provision in any other circumstance and of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not by themselves invalid, illegal, or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby, and
(b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to the Indemnitee to the fullest  extent set forth in this Agreement.
17.Headings; References; Pronouns.  The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.  References herein to section numbers are to sections of this
Agreement.  All pronouns and any variations thereof shall be deemed to refer to the singular or plural as appropriate.
18.Insurance.
(a)To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or for directors, officers, partners, venturers, managers, employees, agents, administrators, or trustees of any other corporation or of a partnership, limited liability company, joint venture, trust, or other enterprise (including an employee benefit plan), the Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, partner, venturer, manager, employee, agent, administrator or trustee under such policy or policies.  If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies.  The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of
Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.
(b)In the event of a Change in Control or the Company’s becoming insolvent, including being placed into receivership or entering the federal bankruptcy process, the Company shall use reasonable efforts to maintain in force any and all insurance policies then maintained by the Company providing liability insurance for directors, officers, employees, or agents of the
Company for a fixed period of six years thereafter (a “Tail Policy”).  Such coverage shall be non-
cancellable and shall be placed and serviced for the duration of its term by the Company’s incumbent insurance broker. Such broker shall place the Tail Policy with the incumbent insurance carriers using the policies that were in place at the time of the Change in Control or insolvency (unless the incumbent carriers will not offer such policies, in which case the Tail
Policy placed by the Company’s insurance broker shall be substantially comparable in scope and amount as the expiring policies, and the insurance carriers for the Tail Policy shall have an AM
Best rating that is the same or better than the AM Best ratings of the expiring policies).
19.Other Provisions.
(a)This Agreement and all disputes or controversies arising out of or related to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas, without regard to the laws of any other jurisdiction that might be applied because of conflicts of laws principles of the State of Texas, unless otherwise required by the law of the state in which the Indemnitee primarily resides and works.
(b)Except with respect to any arbitration commenced by Indemnitee pursuant to Section 11 of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this
Agreement shall be brought only in the Texas Business Court, Eleventh Business Court Division
(“Business Court”) of the State of Texas, or if the Business Court lacks jurisdiction, the state district court of Harris County, Texas (“State Court”) (the applicable court, whether the Business
Court or State Court, the “Designated Court”)), (ii) consent to submit to the exclusive jurisdiction of the Designated Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) consent to service of process at the address set forth in
Section 20(h) of this Agreement with the same legal force and validity as if served upon such party personally within the State of Texas, (iv) waive any objection to the laying of venue of any such action or proceeding in the Designated Court and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Designated Court has been brought in an improper or inconvenient forum.
(c)UNLESS THE COMPANY CONSENTS IN WRITING TO A JURY
TRIAL, THE COMPANY AND INDEMNITEE HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVE ANY RIGHT THAT THE COMPANY OR INDEMNITEE
MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF
ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT

OF OR RELATING TO THIS AGREEMENT OR ANY OF THE MATTERS RELATING
HERETO OR ANY OBLIGATIONS HEREUNDER.
(d)This Agreement may be executed in one or more counterparts, each of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.
(e)This Agreement shall not be deemed an employment contract between the
Company and any Indemnitee, and, if the Indemnitee is an officer of the Company, the
Indemnitee specifically acknowledges that the Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between the Indemnitee and the Company.
(f)In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee
(excluding insurance obtained on the Indemnitee’s own behalf and subject to Section 12(b)
above), and the Indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.
(g)This Agreement may not be amended, modified, or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party; provided, however, that no amendment, modification, or repeal of this Agreement or any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her official capacity.  No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, shall preclude any other or further exercise thereof or the exercise of any other right or power.
(h)All notices, requests, demands and other communications under this
Agreement shall be in writing and shall be deemed to have been duly given if (1) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (2) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (3) mailed by reputable overnight courier and receipted for by the party to whom said notice or other communication shall have been directed or (4) sent by electronic mail transmission, with receipt of electronic or oral confirmation that such transmission has been received:
(i)If to the Indemnitee, at such as address as the Indemnitee shall provide to the Company.
(ii)If to the Company, to:
[]
Attention: []

Email: []
or to any other address as may have been furnished to Indemnitee by the
Company.
(i)To the fullest extent permitted by applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the
Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by
Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any Proceeding in such proportion as is deemed fair and reasonable in light of all of the circumstances in order to reflect (1) the relative benefits received by the Company and Indemnitee in connection with the event(s) and/or transaction(s) giving rise to such Proceeding; and/or (2) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/
or transactions.
(j)The form of this Agreement has been approved by the shareholders of the
Company for the purpose of the Company entering into substantially similar individual indemnification agreements with the directors and officers of the Company.  As a result, as permitted by TBOC Section 8.151(c), the Company acknowledges and agrees that this
Agreement may require indemnification or payment of Expenses in favor of the Indemnitee in certain circumstances in which the Company would not otherwise have the power to do so under the provisions of Chapter 8 of the TBOC or the Company’s Certificate of Formation or Bylaws.
(k)This Agreement supersedes any prior indemnification agreement between the Indemnitee and the Company.  If the Company and the Indemnitee have previously entered into an indemnification agreement providing for the indemnification of the Indemnitee by the
Company, this Agreement shall be deemed to amend and restated such prior agreement to read in its entirety as, and be superseded by, this Agreement.
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SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT
IN WITNESS WHEREOF, the Company and the Indemnitee have caused this Agreement to be executed as of the date first written above.

SPACE EXPLORATION TECHNOLOGIES CORP.

By:
Name:
Title:

Indemnitee: